Accrued expenses and other payables (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Accrued expenses and other payables
Payments received on behalf of manachised hotels	¥ 441,174		¥ 199,395
VAT and other taxes payable	68,719		19,871
Deposits	64,672		53,203
Service fee	64,211		15,648
Payable for purchase of property and equipment	16,079		12,617
Others	29,536		29,548
Total	¥ 684,391	$ 96,394	¥ 330,282